UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-41871	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 Third Avenue
Seattle, Washington		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 7, 2024, the shareholders of the Company: (1) elected each of the nine director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved an amendment to the employee stock purchase plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024; (5) did not approve a shareholder proposal on the effectiveness of DEI efforts; and (6) did not approve a shareholder proposal regarding the establishment of near- and long-term science-based greenhouse gas reduction targets.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)
Election of the following nine directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Voted For	Voted Against	Abstain	Broker Non-Votes
Glenn M. Alger	116,333,744	1,177,761	323,665	10,141,132
Robert P. Carlile	114,640,295	2,858,878	335,997	10,141,132
James M. Dubois	116,845,259	661,545	328,366	10,141,132
Mark A. Emmert	105,683,935	11,822,937	328,298	10,141,132
Diane H. Gulyas	112,811,048	4,699,200	324,922	10,141,132
Jeffrey S. Musser	116,442,265	1,069,988	322,917	10,141,132
Brandon S. Pedersen	114,026,398	3,480,753	328,019	10,141,132
Liane J. Pelletier	109,620,499	7,877,147	337,524	10,141,132
Olivia D. Polius	117,156,395	337,477	341,298	10,141,132

(2)
Advisory vote to approve Named Executive Officer compensation:

Voted For	Voted Against	Abstain	Broker Non-Votes
94,681,811	22,821,521	331,838	10,141,132

(3)
Approve amendment to Employee Stock Purchase Plan:

Voted For	Voted Against	Abstain	Broker Non-Votes
117,211,875	296,671	326,624	10,141,132

(4)
Ratification of independent registered public accounting firm for the year ending December 31, 2024:

Voted For	Voted Against	Abstain	Broker Non-Votes
116,586,790	11,070,266	319,246	0

(5)
Shareholder Proposal: Regarding Report on Effectiveness of DEI Efforts:

Voted For	Voted Against	Abstain	Broker Non-Votes
41,764,292	75,207,933	862,945	10,141,132

(6)
Shareholder Proposal: Regarding Establishment of Near- and Long-Term Science-Based Greenhouse Gas Reduction Targets:

Voted For	Voted Against	Abstain	Broker Non-Votes
26,267,116	90,668,305	899,749	10,141,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	May 9, 2024	By:	/S/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer